Intangible Assets	12 Months Ended
Dec. 31, 2015
Intangible Assets, Net (Excluding Goodwill) [Abstract]
Intangible Assets
INTANGIBLE ASSETS
Intangible assets consist of the following:

	December 31, 2015
	Weighted	Gross		Cumulative
	Average Life	Carrying	Cumulative	Impairment	Intangible
(In thousands)	Remaining	Value	Amortization	Losses	Assets, Net
Amortizing intangibles:
Customer relationships	1.9 years	$136,300	$(109,994)	$—	$26,306
Favorable lease rates	32.4 years	45,370	(11,997)	—	33,373
Development agreement	—	21,373	—	—	21,373
		203,043	(121,991)	—	81,052

Indefinite lived intangible assets:
Trademarks	Indefinite	129,501	—	(3,500)	126,001
Gaming license rights	Indefinite	873,335	(33,960)	(156,374)	683,001
		1,002,836	(33,960)	(159,874)	809,002
Balance, December 31, 2015		$1,205,879	$(155,951)	$(159,874)	$890,054

	December 31, 2014
	Weighted	Gross		Cumulative
	Average Life	Carrying	Cumulative	Impairment	Intangible
(In thousands)	Remaining	Value	Amortization	Losses	Assets, Net
Amortizing intangibles:
Customer relationships	2.9 years	$139,600	$(87,642)	$—	$51,958
Favorable lease rates	33.4 years	45,370	(10,956)	—	34,414
Development agreement	—	21,373	—	—	21,373
		206,343	(98,598)	—	107,745

Indefinite lived intangible assets:
Trademarks	Indefinite	129,501	—	(3,500)	126,001
Gaming license rights	Indefinite	873,335	(33,960)	(138,872)	700,503
		1,002,836	(33,960)	(142,372)	826,504
Balance, December 31, 2014		$1,209,179	$(132,558)	$(142,372)	$934,249

Amortizing Intangible Assets
Customer Relationships
Customer relationships represent the value of repeat business associated with our customer loyalty programs. The value of customer relationships is determined using a multi-period excess earnings method, which is a specific discounted cash flow model. The value is determined at an amount equal to the present value of the incremental after-tax cash flows attributable only to these customers, discounted to present value at a risk-adjusted rate of return. With respect to the application of this methodology, we used the following significant projections and assumptions: revenue of our rated customers, based on expected level of play; promotional allowances provided to these existing customers; attrition rate related to these customers; operating expenses; general and administrative expenses; trademark expense; discount rate; and the present value of tax benefit.

Favorable Lease Rates
Favorable lease rates represent the rental rates for assumed land leases that are favorable to comparable market rates. The fair value is determined on a technique whereby the difference between the lease rate and the then current market rate for the remaining contractual term is discounted to present value. The assumptions underlying this computation include the actual lease rates, the expected remaining lease term, including renewal options, based on the existing lease; current rates of rent for leases on comparable properties with similar terms obtained from market data and analysis; and an assumed discount rate. The estimates underlying the result covered a term of 41 to 52 years.

Development Agreement
Development agreement is an acquired contract with a Native American tribe (the "Tribe") under which the Company has the right to assist the Tribe in the development and management of a gaming facility on the Tribe's land. This asset although amortizable, is not amortized until development is completed, which at December 31, 2015 remains indeterminate. In the interim, this asset is subject to periodic impairment reviews.

Indefinite Lived Intangible Assets
Trademarks
Trademarks are based on the value of our brands, which reflect the level of service and quality we provide and from which we generate repeat business. Trademarks are valued using the relief from royalty method, which presumes that without ownership of such trademark, we would have to make a stream of payments to a brand or franchise owner in return for the right to use their name. By virtue of this asset, we avoid any such payments and record the related intangible value of our ownership of the trade name. We used the following significant projections and assumptions to determine value under the relief from royalty method: revenue from gaming and hotel activities; royalty rate; tax expense; terminal growth rate; discount rate; and the present value of tax benefit.

Gaming License Rights
Gaming license rights represent the value of the license to conduct gaming in certain jurisdictions, which is subject to highly extensive regulatory oversight, and a limitation on the number of licenses available for issuance therein. In the majority of cases, the value of our gaming licenses is determined using a multi-period excess earnings method, which is a specific discounted cash flow model. The value is determined at an amount equal to the present value of the incremental after-tax cash flows attributable only to future gaming revenue, discounted to present value at a risk-adjusted rate of return. With respect to the application of this methodology, we used the following significant projections and assumptions: gaming revenues; gaming operating expenses; general and administrative expenses; tax expense; terminal value; and discount rate. In two instances, we determine the value of our gaming licenses by applying a cost approach. Our primary consideration in the application of this methodology is the initial statutory fee associated with acquiring a gaming license in the jurisdiction.

Activity for the Years Ended December 31, 2015, 2014 and 2013
The following table sets forth the changes in these intangible assets:

(In thousands)	Customer Relationships	Non-competition Agreement	Favorable Lease Rates	Development Agreements	Trademarks	Gaming License Rights	Intangible Assets, Net
Balance, January 1, 2013	$130,941	$2,846	$36,503	$21,373	$126,800	$741,175	$1,059,638
Additions	—	—	—	—	4,687	—	4,687
Impairments	—	—	—	—	(3,200)	(900)	(4,100)
Amortization	(45,674)	(2,846)	(1,045)	—	—	—	(49,565)
Balance, December 31, 2013	85,267	—	35,458	21,373	128,287	740,275	1,010,660
Additions	—	—	—	—	14	—	14
Impairments	—	—	—	—	(300)	(39,772)	(40,072)
Amortization	(33,309)	—	(1,044)	—	—	—	(34,353)
Other	—	—	—	—	(2,000)	—	(2,000)
Balance, December 31, 2014	51,958	—	34,414	21,373	126,001	700,503	934,249
Additions	—	—	—	—	—	—	—
Impairments	—	—	—	—	—	(17,502)	(17,502)
Amortization	(25,652)	—	(1,041)	—	—	—	(26,693)
Balance, December 31, 2015	$26,306	$—	$33,373	$21,373	$126,001	$683,001	$890,054

Future Amortization
Customer relationships are being amortized on an accelerated basis over an approximate remaining two-year period. Favorable lease rates are being amortized on a straight-line basis over a weighted-average original useful life of 43.8 years. Future amortization is as follows:

(In thousands)	Customer Relationships	Favorable Lease Rates	Total
For the year ending December 31,
2016	$14,870	$1,043	$15,913
2017	11,436	1,043	12,479
2018	—	1,043	1,043
2019	—	1,043	1,043
2020	—	1,043	1,043
Thereafter	—	28,158	28,158
Total future amortization	$26,306	$33,373	$59,679

Trademarks and gaming license rights are not subject to amortization, as we have determined that they have an indefinite useful life; however, these assets are subject to an annual impairment test each year and between annual test dates in certain circumstances.

Impairment Considerations
As a result of our annual impairment testing in the fourth quarter of 2015, we recognized a non-cash impairment charge of $17.5 million of a gaming license in our Midwest and South segment. This amount is included in impairments of assets in the consolidated statements of operations for the year ended December 31, 2015.

During the year ended 2014, we recognized non-cash impairment charges of $39.8 million of gaming licenses and $0.3 million of trademarks in our Midwest and South segment. During the year ended 2013, we recognized a non-cash impairment charge of $3.2 million of a trademark and $0.9 million in gaming license rights in our Midwest and South segment.